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                     COHEN & STEERS EQUITY INCOME FUND, INC.

April 9, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter ended March 31, 2003. The net asset values per share at that date were $11.33, $11.05, and $11.05 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $11.46. In addition, a regular quarterly distribution of $0.19 per share was declared for shareholders of record on March 20, 2003 and paid on March 21, 2003 to all four classes of shares.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of 0.8% for Class A shares. Class B and Class C shares both returned 0.6% for the quarter. Class I shares returned 0.8%. This compares to the NAREIT Equity REIT Index's(a) total return of 0.7%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    The recent quarter-end represents the third anniversary of the longest period in which REITs outperformed the broader stock market. They did so by a record margin, as shown in the following table.

                      ANNUALIZED TOTAL RETURN PERFORMANCE
                             Periods ended 3/31/03

                          NAREIT      S&P 500       NASDAQ
                          ------      -------       ------
1 year.................    - 3.5%      - 24.8%       - 27.0%
2 years................      8.9%      - 13.2%       - 14.3%
3 years................     13.7%      - 16.1%       - 33.4%

    Despite the fact that the NAREIT index was up just 0.7% during the quarter, several underlying trends emerged that may portend changing leadership. As has been the case for several quarters, the total return leaders were the shopping center (8.3% total return), regional mall (7.0%), and industrial (2.7%) sectors. Laggards in the quarter once again included hotel (-20.5%) and apartment
(- 1.4%), but also included health care (-6.5%). During the month of March, changing trends were even more distinct as office was the single best performing sector, while health care was the worst.

    With respect to office stocks, we believe that their valuations and depressed level of share prices have influenced recent performance. Meanwhile, there continues to be a strong bid in the private market for quality office assets, which we believe supports our estimates of asset values. In addition, we are beginning to detect that

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

vacancy rates are in the process of peaking in some important markets. With our predicted resumption of economic growth in the second half, that important indicator may actually improve very shortly.

    We believe that the performance of the health care sector is the result of two factors. Foremost is that it appears that federal, state and local budget deficits are having a negative influence on reimbursement rates, thereby diminishing the profitability of facility operators and the growth prospects of the health care REITs. In addition, we suspect that investors may perceive the decline in interest rates -- which helped drive excellent returns from health care REITs over the past two years -- as beginning to reverse. During the quarter, we selectively reduced our health care weight, and we expect to continue to do so opportunistically going forward.

    As was the case with many sectors of the financial markets, REITs experienced volatility during the first three months of the year based on quickly changing expectations with respect to economic growth, interest rates and events leading up to the war in Iraq. REITs were also subject to some unique factors. Perhaps most significant were the varied interpretations and expectations of the Bush administration's proposal to eliminate the double taxation of corporate dividends. Since the proposal would not be a positive for REITs -- because REITs already don't pay taxes -- the market's initial reaction was that the proposal would have to be a negative. After some reflection, however, it has become clearer that the complexities of the proposed new rules make perceived advantages to non-REIT companies very hard to quantify and rely upon, perhaps even magnifying the benefits of the reliable, high dividend yields provided by REITs. Following the president's proposal, for example, two companies currently taxed as C corporations (Capital Trust and Catellus Corporation) announced their intentions to convert to REIT status, providing further evidence of REITs' continuing appeal.

    One issue that continues to be of paramount importance to investors in all asset classes is the future course of the U.S. economy. Once the Iraq war is behind us (and as long as there are no further geopolitical crises), the performance of stocks, bonds and real estate will depend entirely on a resumption of economic and job growth. Since fiscal and monetary policies could hardly be more accommodative than they are now, our assumption is that this stimulus will shortly work its way into the system and that the United States will be able to avert an economic crisis. Based upon the stock market's strong rally as the war began (with REITs fully participating), we suspect that investors are more confidently anticipating second half 2003 growth.

INVESTMENT OUTLOOK

    The investment performance of REITs over the past 18 months has marked a sharp change in attitudes of a broad range of investors. While we have never been proponents of analyzing funds' flows in order to gauge or predict investment performance, there is now convincing evidence that new sources of demand for REIT shares are having a strong influence on valuations. Emerging data suggest that significant capital is now flowing to the REIT industry, much of which we believe is permanent. This is in contrast to the late 1990s, when investor capital flowed into and out of the sector primarily as a result of changing price and profit momentum.

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    Since Equity Office Properties became the first REIT to be added to the S&P 500 Index in October 2001, 17 other REITs have been added to this and two other major S&P indexes, creating demand for at least $3.6 billion worth of shares from index funds. Once these shares are purchased, they remain in these funds, subject to fund inflows and outflows, unless the company is deleted from the index. Based on the market capitalization of REITs relative to the broader market, it is our belief that there will be a continual increase in the number of REITs being added to these indexes. An additional source of permanent demand for REIT shares is the growing number of closed-end mutual funds that invest exclusively in REITs. These funds have a fixed capital structure-their shares trade on major stock exchanges, and they do not allow for redemptions or liquidation. Therefore, these funds must remain fully invested in REITs. Over $4 billion has been raised within this structure and we expect more new funds to be created in the near future.

    One further source of demand for REIT shares is an array of retirement accounts. Whereas during the 1990s less than 1% of retirement accounts (such as 401k plans) offered real estate options, it is now estimated that nearly 10% of such plans include REIT mutual funds in their menus. It is our understanding that this number is increasing steadily, with many prominent financial institutions recently adopting the REIT option. In addition, a growing number of financial planners and advisors have accepted REITs as an asset class that deserves representation in investor portfolios. While we cannot estimate what proportion of open-end mutual fund inflows are from such sources, we are confident that the combination of these accounts, along with numerous individuals and advisors who adhere to asset allocation models, will continue to make significant ongoing contributions to the REIT asset class. Over the past 18 months, over $3 billion of cash has flowed into open-end REIT mutual funds. REITs have also become a popular component of the real estate allocations of other retirement accounts such as defined benefit plans. Based on the readings from various institutional investment services, it is estimated that a further $4 billion has been committed to REITs over this same time frame.

    Finally, with share prices of some REITs trading well below net asset value, more and more companies are opting to repurchase their shares rather than make new investments. Indeed, because property prices have held up extremely well, many REITs have become net sellers of property, using the cash proceeds to retire debt, fund share repurchase and, in some cases, just sit on the cash in anticipation of future acquisition opportunities. We estimate that there have been over $1.5 billion of share repurchases over the past year and a half. Offsetting this is the issuance of approximately $6.5 billion of common equity by other REITs during the same period.

    Adding these flows together, as shown below, we estimate that $10.2 billion of incremental demand for REIT shares has been created. In relation to the $160 billion equity market capitalization of the equity REIT universe, of which a large percentage is held by insiders and founding families, we consider this to be a significant proportion. While it may be difficult to extrapolate this trend into the future, our belief is that the factors underlying this trend will remain prominent in the near future.

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                                       3





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                         RECENT DEMAND FOR REIT SHARES

Index additions..................  $ 3.6 billion
Closed-end funds.................    4.2
Open-end funds...................    3.4
Defined benefit plans............    4.0
Share repurchases................    1.5
Equity issuance..................   (6.5)
                                   -----
NET DEMAND.......................  $10.2 BILLION

    While the underlying demand for REITs may be substantial, the returns they generate will primarily be dependent on the course of real estate fundamentals. As we mentioned, a stronger economy that brings with it a resumption of job growth will be required in order for occupancies and rents to improve in almost every property type. In light of the economic stimulus currently in place and increased stimulus that may be provided by the tax reduction proposal now being considered by Congress, we believe it would be unprecedented if there were not a resumption of strong economic growth.

    Anticipating a strengthening economy, our investment strategy continues to emphasize the office, industrial and regional mall sectors. Despite headlines that suggest aggravated conditions in the office market, new construction has declined precipitously. This suggests to us that once demand begins to increase, both occupancies and rents will once again begin to grow. The industrial and mall sectors will also be direct beneficiaries of an improved economy. We have reduced our exposure to the health care sector due to its slower growth potential as well as its high sensitivity to interest rates. We remain cautious on the apartment sector due to a continued high level of construction, despite the decline in demand resulting from the strength of single-family housing.

    Irrespective of when economic growth finally accelerates, we believe the REIT industry overall remains extremely healthy, as it is strongly capitalized and generates cash flow comfortably in excess of current dividends. Despite a small handful of dividend cuts, 29 companies have already raised their dividend payouts this year. As dividends tend to drive REITs' long-term returns, these attractive dividend yields have the potential to make REITs even more popular with investors, especially in an environment where many analysts are lowering expectations for

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                                       4

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

most other asset classes. Consequently, we expect REITs to remain an important and growing component of investors' portfolios.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President               Chairman

                          GREG E. BROOKS
                          GREG E. BROOKS
                          Portfolio Manager



    Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM


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                                       5





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2003 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD(a)
                                                      -----------   ------------   ------------
EQUITIES                                    95.65%
  COMMON STOCK                              86.38%
    DIVERSIFIED                              9.71%
         Colonial Properties Trust.................       314,200   $ 10,393,736       8.04%
         Crescent Real Estate Equities Co. ........     1,028,400     14,788,392      10.43
         Vornado Realty Trust......................       953,200     34,124,560       7.60
                                                                    ------------
                                                                      59,306,688
                                                                    ------------
    HEALTH CARE                              5.34%
         Health Care Property Investors............       179,700      5,992,995       9.96
         Health Care REIT..........................       233,900      6,128,180       8.93
         Nationwide Health Properties..............       593,300      7,623,905      14.32
         Ventas....................................     1,111,100     12,888,760       9.22
                                                                    ------------
                                                                      32,633,840
                                                                    ------------
    INDUSTRIAL                               5.36%
         First Industrial Realty Trust.............       311,500      8,821,680       9.68
         Keystone Property Trust...................       500,000      8,600,000       7.56
         ProLogis..................................       603,400     15,278,088       5.69
                                                                    ------------
                                                                      32,699,768
                                                                    ------------
    OFFICE                                  24.22%
         Arden Realty..............................       726,400     16,474,752       8.91
         Boston Properties.........................       552,700     20,947,330       6.44
         Brandywine Realty Trust...................       721,900     15,881,800       8.00
         CarrAmerica Realty Corp. .................       708,000     17,947,800       7.89
         Equity Office Properties Trust............     1,147,800     29,211,510       7.86
         Highwoods Properties......................       623,100     12,736,164      11.45
         Mack-Cali Realty Corp. ...................       553,900     17,154,283       8.14
         Prentiss Properties Trust.................       647,200     17,539,120       8.27
                                                                    ------------
                                                                     147,892,759
                                                                    ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

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                                       6

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD
                                                      -----------   ------------   ------------
    OFFICE/INDUSTRIAL                       7.69%
         Kilroy Realty Corp. ......................       513,200   $ 11,341,720       8.96%
         Liberty Property Trust....................       588,700     18,426,310       7.67
         Mission West Properties...................       226,300      2,127,220      10.21
         Reckson Associates Realty Corp............       473,800      8,907,440       9.04
         Reckson Associates Realty Corp. -- Class
           B.......................................       318,100      6,155,235      13.39
                                                                    ------------
                                                                      46,957,925
                                                                    ------------
    RESIDENTIAL -- APARTMENT                14.06%
         Archstone-Smith Trust.....................       836,500     18,369,540       7.79
         AvalonBay Communities.....................       448,500     16,549,650       7.59
         Camden Property Trust.....................       463,500     15,017,400       7.84
         Equity Residential........................       501,200     12,063,884       7.19
         Gables Residential Trust..................       321,800      8,611,368       9.01
         Home Properties of New York...............       164,500      5,461,400       7.35
         Post Properties...........................       222,000      5,361,300       7.45
         Summit Properties.........................       237,800      4,399,300       7.30
                                                                    ------------
                                                                      85,833,842
                                                                    ------------
    SHOPPING CENTER                         20.00%
      COMMUNITY CENTER                       5.95%
         Developers Diversified Realty Corp. ......       500,500     12,087,075       6.79
         Federal Realty Investment Trust...........       391,800     11,898,966       6.39
         Heritage Property Investment Trust........       227,800      5,706,390       8.38
         Kramont Realty Trust......................       148,800      2,232,000       8.67
         Ramco-Gershenson Properties Trust.........       118,300      2,599,051       7.65
         Urstadt Biddle Properties -- Class A......       150,000      1,797,000       7.01
                                                                    ------------
                                                                      36,320,482
                                                                    ------------

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                                       7





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD
                                                      -----------   ------------   ------------
    REGIONAL MALL                            14.05%
         CBL & Associates Properties...............       147,700   $  5,995,143       6.45%
         Glimcher Realty Trust.....................       463,400      8,897,280      10.00
         Macerich Co. .............................       660,600     20,927,808       7.20
         Mills Corp. ..............................       607,000     18,938,400       7.24
         Simon Property Group......................       842,100     30,172,443       6.70
         Taubman Centers...........................        49,900        849,797       6.11
                                                                    ------------
                                                                      85,780,871
                                                                    ------------
         TOTAL SHOPPING CENTER.....................                  122,101,353
                                                                    ------------
           TOTAL COMMON STOCK (Identified
             cost -- $535,683,256).................                  527,426,175
                                                                    ------------
PREFERRED STOCK                              9.27%
    DIVERSIFIED                              1.57%
         Colonial Properties Trust, 8.75%, Series
           A.......................................        85,400      2,163,182       8.65
         Colonial Properties Trust, 9.25%, Series
           C.......................................         2,300         59,938       8.86
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)..................       315,300      6,031,689       8.83
         Newcastle Investment Corp., 9.75%, Series
           B.......................................        52,400      1,312,620       9.74
                                                                    ------------
                                                                       9,567,429
                                                                    ------------
    HEALTH CARE                              0.65%
         Health Care Property Investors, 8.70%,
           Series B................................         4,500        113,805       8.62
         Healthcare REIT, 8.875%, Series B.........        17,500        443,625       8.76
         Nationwide Health Properties, 7.677%,
           Series P(a).............................        50,000      3,428,125      11.20
                                                                    ------------
                                                                       3,985,555
                                                                    ------------
    HOTEL                                    0.48%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)...........................        49,100        795,420      12.04
         FelCor Lodging Trust, 9.00%, Series B.....        36,700        660,233      12.51
         Innkeepers USA Trust, 8.625%, Series A....        64,700      1,488,100       9.39
                                                                    ------------
                                                                       2,943,753
                                                                    ------------
    INDUSTRIAL                               0.49%
         Keystone Property Trust, 9.125%, Series
           D.......................................       115,300      3,009,330       8.74
                                                                    ------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                       8

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD
                                                      -----------   ------------   ------------
    OFFICE                                   2.04%

         Alexandria Real Estate Equities,
           9.10%, Series B.........................        42,500   $  1,146,650       8.45%
         HRPT Properties Trust, 8.75%, Series B....       160,000      4,174,400       8.39
         Highwoods Properties, 8.625%, Series A(b).         7,400      7,101,688       8.99
                                                                    ------------
                                                                      12,422,738
                                                                    ------------
    OFFICE/INDUSTRIAL                        0.28%
         PS Business Parks, 8.75%, Series F........        66,300      1,720,485       8.44
                                                                    ------------
    RESIDENTIAL -- APARTMENT                 1.57%
         Apartment Investment & Management Co.,
           9.00%, Series C.........................        97,300      2,432,500       9.00
         Apartment Investment & Management Co.,
           9.375%, Series G........................        73,300      1,941,717       8.83
         Apartment Investment & Management Co.,
           10.10%, Series Q........................        53,000      1,392,840       9.63
         Apartment Investment & Management Co.,
           10.00%, Series R........................       116,600      3,077,074       9.47
         Mid America Apartment Communities,
           8.875%, Series B........................        18,300        456,036       8.91
         Mid America Apartment Communities,
           9.375%, Series C........................        10,700        268,891       9.31
                                                                    ------------
                                                                       9,569,058
                                                                    ------------

    SHOPPING CENTER                          2.19%
      COMMUNITY CENTER                       0.56%
         Commercial Net Lease Realty, 9.00%,
           Series A................................        24,500        631,120       8.73
         Developers Diversified Realty Corp.,
           8.60%, Series F.........................        68,000      1,751,000       8.35
         Ramco-Gershenson Property Trust,
           9.50%, Series B.........................        39,300      1,032,607       9.06
                                                                    ------------
                                                                       3,414,727
                                                                    ------------

-------------------
(b) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                       9





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD
                                                      -----------   ------------   ------------
    REGIONAL MALL                           1.63%
         CBL & Associates Properties, 8.75%,
           Series B................................        49,000   $  2,601,900       8.25%
         Crown American Realty Trust, 11.00%,
           Series A................................         9,800        557,620       9.67
         Mills Corp., 9.00%, Series B..............       147,700      3,810,660       8.72
         Mills Corp., 9.00%, Series C(a)...........        44,000      1,137,400       8.70
         Taubman Centers, 8.30%, Series A..........        76,700      1,864,577       8.56
                                                                    ------------
                                                                       9,972,157
                                                                    ------------
         TOTAL SHOPPING CENTER.....................                   13,386,884
                                                                    ------------
           TOTAL PREFERRED STOCK (Identified
             cost -- $54,028,250)..................                   56,605,232
                                                                    ------------
           TOTAL EQUITIES (Identified
             cost -- $589,711,506).................                  584,031,407
                                                                    ------------

                                                          PRINCIPAL
                                                           AMOUNT
                                                         -----------
CORPORATE BOND                                 0.66%
      Host Marriott, LP, 9.50%, due
         01/15/07 (Identified cost -- $3,943,609)...     $ 4,000,000      4,005,000
                                                                       ------------
COMMERCIAL PAPER                               2.76%
      United Bank of Switzerland Financial,
         1.28%, due 04/01/2003 (Identified
         cost -- $16,870,000)..............               16,870,000     16,870,000
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $610,525,115)....................   99.07%                    604,906,407
OTHER ASSETS IN EXCESS OF LIABILITIES......    0.93%                      5,673,957
                                             ------                    ------------
NET ASSETS.................................  100.00%                   $610,580,364
                                             ------                    ------------
                                             ------                    ------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

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                                       10





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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2003 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $178,043,391
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    15,715,824
                                                              ------------
    Net asset value and redemption price per share..........  $      11.33
                                                              ------------
                                                              ------------
    Maximum offering price per share ($11.33[div]0.955)(b)..  $      11.86
                                                              ------------
                                                              ------------

CLASS B SHARES:
    NET ASSETS..............................................  $143,041,929
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    12,940,615
                                                              ------------
    Net asset value and offering price per share(c).........  $      11.05
                                                              ------------
                                                              ------------

CLASS C SHARES:
    NET ASSETS..............................................  $249,324,414
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    22,555,578
                                                              ------------
    Net asset value and offering price per share(c).........  $      11.05
                                                              ------------
                                                              ------------

CLASS I SHARES:
    NET ASSETS..............................................  $ 40,170,630
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     3,504,181
                                                              ------------
    Net asset value, offering and redemption value per
       share................................................  $      11.46
                                                              ------------
                                                              ------------

-------------------
(b) On investments of $100,000 or more, the offering price is reduced.

(c) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

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                                       11

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2003 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                        NET ASSETS                                        PER SHARE
                                 -------------------------------------------------------   ----------------------------------
                                   CLASS A       CLASS B       CLASS C        CLASS I     CLASS A   CLASS B   CLASS C  CLASS I
                                 ------------  ------------  ------------  -----------   -------   -------   -------   ------
NET ASSET VALUE:
Beginning of period:
  12/31/2002...................  $164,607,372  $132,999,425  $228,560,650  $36,855,433   $11.43    $11.17    $11.17    $11.55
                                 ------------  ------------  ------------  -----------   ------    ------    ------    ------
  Net investment income........  $  2,872,453  $  2,074,120  $  3,589,045  $   687,918   $ 0.19    $ 0.16    $ 0.16    $ 0.20
  Net realized and unrealized
    loss on investments........    (1,296,921)   (1,016,087)   (1,666,004)    (317,848)   (0.10)    (0.09)    (0.09)    (0.10)
  Distributions from net
    investment income..........    (2,932,037)   (2,406,252)   (4,178,789)    (656,290)   (0.19)    (0.19)    (0.19)    (0.19)
                                                                                           ------    ------    ------    ------
  Capital stock transactions:
    Sold.......................    31,688,588    14,546,182    30,177,161    6,920,145
    Distributions reinvested...     1,574,651       421,457       772,564      540,731
    Redeemed...................   (18,470,715)   (3,576,916)   (7,930,213)  (3,859,459)
                                 ------------  ------------  ------------  -----------
Net increase/(decrease) in net
  asset value..................  $ 13,436,019  $ 10,042,504  $ 20,763,764  $ 3,315,197   $(0.10)   $(0.12)   $(0.12)   $(0.09)
                                 ------------  ------------  ------------  -----------   ------    ------    ------    ------
End of period: 3/31/2003.......  $178,043,391  $143,041,929  $249,324,414  $40,170,630   $11.33    $11.05    $11.05    $11.46
                                 ------------  ------------  ------------  -----------   ------    ------    ------    ------
                                 ------------  ------------  ------------  -----------   ------    ------    ------    ------

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                   (PERIODS ENDED MARCH 31, 2003) (UNAUDITED)

         ONE YEAR                     FIVE YEARS             SINCE INCEPTION (9/2/97)
---------------------------   ---------------------------   ---------------------------
 INCLUDING      EXCLUDING      INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------   ------------   ------------   ------------   ------------   ------------
  -7.03%           -2.65%        4.62%          5.59%          6.02%          6.89%

    Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

-------------------

(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                 MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:
                    COHEN & STEERS                                    COHEN & STEERS
                 EQUITY INCOME FUND                                    RETURN SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                              FOR TOTAL RETURN:
                 COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                             INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 Two Heritage Drive
                                         North Quincy, MA 02171
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice president and assistant treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Lawrence B. Stoller                      757 Third Avenue
Assistant secretary                      New York, NY 10017

                                         Nasdaq Symbol: Class A - CSEIX
                                                        Class B - CSBIX
                                                        Class C - CSCIX
                                                        Class I - CSDIX

                                         Web site: cohenandsteers.com


                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Equity Income Fund, Inc. unless
                                         accompanied or preceded by the delivery
                                         of a currently effective prospectus
                                         setting forth details of the fund. Past
                                         performance is of course no guarantee
                                         of future results and your investment
                                         may be worth more or less at the time
                                         you sell.
--------------------------------------------------------------------------------
                                       14

COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

COHEN & STEERS
EQUITY INCOME FUND

QUARTERLY REPORT
MARCH 31, 2003


                         STATEMENT OF DIFFERENCES

The division sign shall be expressed as.................................[div]